UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number:	811-06342

Exact name of registrant as specified in charter:	Aberdeen Global Income Fund, Inc.

Address of principal executive offices:	1735 Market Street, 32nd Floor
Philadelphia, PA 19103

Name and address of agent for service:	Andrea Melia
Aberdeen Asset Management Inc.
1735 Market Street 32nd Floor
Philadelphia, PA 19103

Registrant’s telephone number, including area code:	1-800-522-5465

Date of fiscal year end:	October 31

Date of reporting period:	April 30, 2015

Item 1. Reports to Stockholders. –

Aberdeen Global Income Fund, Inc. (FCO)

Semi-Annual Report
April 30, 2015

Aberdeen
Simply asset management.

Aberdeen Global Income Fund, Inc. (FCO)

Semi-Annual Report

April 30, 2015

Simply asset management.

Managed Distribution Policy (unaudited)

The Board of Directors of the Fund has authorized a managed distribution policy (“MDP”) of paying monthly distributions at an annual rate set once a year. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for 12 months beginning with the June 30, 2015 distribution payment. With each distribution, the Fund will issue a notice to shareholders and an accompanying press release which will provide detailed information regarding the amount and composition of the distribution and other information required by the Fund’s MDP exemptive order. The Fund’s Board of Directors may amend or terminate the MDP at any time without prior notice to shareholders; however, at this time, there are no reasonably foreseeable circumstances that might cause the termination of the MDP. You should not draw any conclusions about the Fund’s investment performance from the amount of distributions or from the terms of the Fund’s MDP.

Distribution Disclosure Classification (unaudited)

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital.

The Fund is subject to U.S. corporate, tax and securities laws. Under U.S. tax rules, the amount applicable to the Fund and character of distributable income for each fiscal period depends on the actual exchange rates during the entire year between the U.S. Dollar and the currencies in which Fund assets are denominated and on the aggregate gains and losses realized by the Fund during the entire year.

Therefore, the exact amount of distributable income for each fiscal year can only be determined as of the end of the Fund’s fiscal year, October 31. Under Section 19 of the Investment Company Act of 1940, as amended (the “1940 Act”), the Fund is required to indicate the sources of certain distributions to shareholders. The estimated distribution composition may vary from month to month because it may be materially impacted by future income, expenses and realized gains and losses on securities and fluctuations in the value of the currencies in which the Fund’s assets are denominated.

Based on generally accepted accounting principles, the Fund estimates that distributions for the fiscal year commenced November 1, 2014, through the distributions declared on May 11, 2015 and June 9, 2015, consisted of 53% net investment income and 47% Return of Capital.

In January 2016, a Form 1099-DIV will be sent to shareholders, which will state the amount and composition of distributions and provide information with respect to their appropriate tax treatment for the 2015 calendar year.

Dividend Reinvestment and Direct Stock Purchase Plan (unaudited)

Computershare Trust Company, N.A. (“Computershare”), the Fund’s transfer agent, sponsors and administers a Dividend Reinvestment and Direct Stock Purchase Plan (the “Plan”), which is available to shareholders.

The Plan allows registered stockholders and first time investors to buy and sell shares and automatically reinvest dividends and capital gains through the transfer agent. This is a cost-effective way to invest in the Fund.

Please note that for both purchases and reinvestment purposes, shares will be purchased in the open market at the current share price and cannot be issued directly by the Fund.

For more information about the Plan and a brochure that includes the terms and conditions of the Plan, please call Computershare at 1-800-647-0584 or visit www.computershare.com/buyaberdeen.

Letter to Shareholders (unaudited)

Dear Shareholder,

We present this Semi-Annual Report which covers the activities of Aberdeen Global Income Fund, Inc. (the “Fund”) for the six months ended April 30, 2015. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

Total Return Performance

The Fund’s total return, based on net asset value (“NAV”) net of fees, was -3.3% for the six months ended April 30, 2015 and 7.3% per annum since inception, assuming the reinvestment of dividends and distributions. The Fund’s total return for the six months ended April 30, 2015 and per annum since inception is based on the reported NAV on each financial reporting period end.

Share Price and NAV

For the six months ended April 30, 2015, based on market price, the Fund’s total return was -4.7% assuming reinvestment of dividends and distributions. The Fund’s share price decreased by 8.7% over the six month period, from $10.55 on October 31, 2014 to $9.63 on April 30, 2015. The Fund’s share price on April 30, 2015 represented a discount of 9.5% to the NAV per share of $10.64 on that date, compared with a discount of 8.2% to the NAV per share of $11.49 on October 31, 2014.

Credit Quality

As of April 30, 2015, 66.8% of the Fund’s portfolio was invested in securities where either the issue or the issuer was rated A or better by Standard & Poor’s1 or Moody’s Investors Services, Inc.2

Managed Distribution Policy

Distributions to common shareholders for the twelve months ended April 30, 2015 totaled $0.84 per share. Based on the share price of $9.63 on April 30, 2015, the distribution rate over the 12-month period ended April 30, 2015 was 8.7%. Since all distributions are paid after deducting applicable withholding taxes, the effective distribution rate may be higher for those U.S. investors who are able to claim a tax credit.

On May 11, 2015 and June 9, 2015, the Fund announced that it will pay, on May 29, 2015 and June 29, 2015, a distribution of US $0.07 per share to all shareholders of record as of May 22, 2015 and June 22, 2015, respectively.

The Fund’s policy is to provide investors with a stable monthly distribution out of current income, supplemented by realized capital gains and, to the extent necessary, paid-in capital, which is a non-taxable return of capital. It is the Board’s intention that a monthly distribution of $0.07 per share be maintained for twelve months, beginning with the June 30, 2015 distribution payment. This policy is subject to an annual review as well as regular review at the Board’s quarterly meetings, unless market conditions require an earlier evaluation. The next annual review is scheduled to take place in June 2016.

Open Market Repurchase Program

The Fund’s policy is generally to buy back Fund shares on the open market when the Fund trades at certain discounts to NAV. During the six months ended April 30, 2015 and fiscal year ended October 31, 2014, the Fund repurchased 188,936 and 208,590 shares, respectively.

Revolving Credit Facility and Leverage

The Fund’s revolving credit facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2014. On November 26 2014, the Fund paid down $5,000,000 of the revolving credit facility. The outstanding balance on the loan as of April 30, 2015 was $35,000,000. Under the terms of the loan facility and applicable regulations, the Fund is required to maintain certain asset coverage ratios for the amount of its outstanding borrowings. The Board regularly reviews the use of leverage by the Fund. The Fund is also authorized to use reverse repurchase agreements as another form of leverage.

Portfolio Holdings Disclosure

The Fund’s complete schedule of portfolio holdings is included in the Fund’s semi-annual and annual reports to shareholders. The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund’s Form N-Q filings are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s

[1]

Standard & Poor’s credit ratings are expressed as letter grades that range from ‘AAA’ to ‘D’ to communicate the agency’s opinion of relative level of credit risk. Ratings from ‘AA’ to ‘CCC’ may be modified by the addition of a plus (+) or minus (-) sign to show relative standing within the major rating categories. The investment grade category is a rating from ‘AAA’ to ‘BBB-’.

[2]

Moody’s is an independent, unaffiliated research company that rates fixed income securities. Moody’s assigns ratings on the basis of risk and the borrower’s ability to make interest payments. Typically securities are assigned a rating from ‘Aaa’ to ‘C’, with ‘Aaa’ being the highest quality and ‘C’ the lowest quality.

Aberdeen Global Income Fund, Inc.

Letter to Shareholders (unaudited) (concluded)

Public Reference Room in Washington, D.C. Information about the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330. The Fund makes the information on Form N-Q available to shareholders on the Fund’s website or upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465.

Proxy Voting

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, and information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve months ended June 30 is available by August 30 of the relevant year: (i) upon request and without charge by calling Investor Relations toll-free at 1-800-522-5465; and (ii) on the SEC’s website at http://www.sec.gov.

Investor Relations Information

As part of Aberdeen’s commitment to shareholders, I invite you to visit the Fund on the web at www.aberdeenfco.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting and other timely data.

Enroll in our email services and be among the first to receive the latest closed-end fund news, announcements of upcoming fund manager web casts, films and other information. In addition, you can receive electronic versions of important Fund documents including annual reports, semi-annual reports, prospectuses, and proxy statements. Sign-up today at www.aberdeen-asset.us/aam.nsf/usclosed/email.

Please take a look at Aberdeen’s award-winning Closed-End Fund Talk Channel, where a series of fund manager webcasts and short films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv.

Contact us

•	Visit us: http://www.aberdeen-asset.us/cef or www.aberdeenfco.com
•	Watch us: www.aberdeen-asset.us/aam.nsf/usclosed/aberdeentv
•	Email us: InvestorRelations@aberdeen-asset.com
•	Call us: 1-800-522-5465 (toll free in the U.S.)

Yours sincerely,

/s/ Christian Pittard

Christian Pittard

President

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited)

Market/economic review

Most core global government bond yields fell over the six-month period ended April 30, 2015 (reporting period), amid heightened volatility. Across global markets, a softer-than-expected economic recovery and disinflationary pressures due to lower oil prices put downward pressure on yields. However, later in the reporting period, a partial recovery in oil prices raised inflation expectations and pared overall gains across bond markets. Ten-year U.S. Treasury yields fell by 30 basis points (bps)–or 0.30%–over the period to just over 2%. Meanwhile, a stark divergence in monetary policy emerged. The U.S. Federal Reserve (Fed) hinted at interest rate normalization later in 2015, while other major central banks maintained stimulus measures. This led U.S. Treasuries to underperform their global counterparts and the U.S. dollar to strengthen broadly against most currencies. The Swiss franc bucked the trend after the surprise removal of its cap against the euro in January.

Into 2015, guidance that U.S. rate hikes would be very gradual and dependent upon wage inflation pushed out expectations for the first rate hike to the third quarter of 2015, as first-quarter U.S. economic growth was relatively disappointing. Across the Atlantic, the European Central Bank (ECB) launched full-scale quantitative easing (QE) in March, which flattened the yield curve, spurring European bonds to outperform comparable-duration1 U.S. Treasuries. Notably, German 30-year Bund yields fell by almost 90 bps to finish the reporting period below 1%, while shorter-dated bonds carried negative yields. Elsewhere, Greece agreed to a bailout extension until the end June 2015 with its Eurozone lenders, but concerns lingered over the lack of a longer-term solution. A deadlock over the implementation of tough economic reforms left doubts over the country receiving the necessary funding to avoid a disorderly default and possible exit from the Eurozone.

In Canada, shorter-term bonds outperformed as the central bank unexpectedly cut its benchmark interest rate by 25 bps to 0.75% in January, citing downside risks to inflation and financial stability owing to the collapse in oil prices. Subsequently, better-than-expected economic data dampened hopes of a further rate cut. Over the reporting period, 10-year bond yields fell by more than 40 bps to 1.6%. In the UK, there were no direct policy changes, but decent wage growth and lower unemployment led the Bank of England to raise its 2016 gross domestic product (GDP) growth forecast to 2.9% from its previous outlook estimate of 2.6%.

The Australian yield curve shifted lower by 60 to 70 bps as the Reserve Bank of Australia (RBA) cut its benchmark interest rate by 25 bps to 2.25% amid weaker domestic economic data and falling commodity prices. Just after the end of the reporting period in early May 2015, the RBA cut interest rates again to 2%. Elsewhere, New Zealand’s yield curve inverted as its central bank paused in its interest rate normalization cycle and expectations for policy easing rose following subdued wage growth and export weakness.

In emerging markets, Brazil re-elected President Dilma Rousseff, who chose a market-friendly economic team to deliver on an ambitious fiscal consolidation plan. However, a corruption scandal involving the state-owned oil and gas producer, Petrobras, triggered a sell-off in Brazilian assets. China’s GDP growth slowed to 7%, prompting its central bank to inject liquidity and cut interest rates for the first time since July 2012. Policymakers also eased the loan-to-deposit ratio for banks. Elsewhere, Nigeria marked its first democratic transfer of power since gaining independence in 1963. Newly-elected president Muhammadu Buhari, a former military ruler, ousted incumbent Goodluck Jonathan. The elections were postponed by six weeks due to sustained battles against terrorist insurgents, who were eventually driven from their northern strongholds. Meanwhile, a cease-fire between Ukraine and Russian rebels was signed in Minsk, giving significant concessions to Russia. After raising interest rates by 800 bps in December in a bid to defend the collapsing rouble amid falling oil prices and Western sanctions, Russia’s central bank cut interest rates three times in the first four months of 2015, bringing the interest rate back to 12.5%, as the rouble rebounded.

Fund performance review

The main detractors from the Fund’s relative return for the reporting period were the allocations to local currency-denominated emerging bond markets, where currencies such as the Brazilian real, Mexican peso, Turkish lira and Indonesian rupiah depreciated against the U.S. dollar. Within the emerging markets, the allocations to Eastern Europe contributed positively.

The Fund’s shorter-than-benchmark duration position across developed bond markets contributed negatively as bond yields declined. Meanwhile, the underweight to the Australian dollar, New Zealand dollar and British pound contributed positively to performance.

Regarding derivatives, the Fund’s use of currency forwards2 had a positive impact on performance, primarily due to hedging of the Australian and New Zealand dollar, Turkish lira, Colombian peso and Brazilian real positions. The Fund’s use of swaps to hedge the leverage was a detractor from performance.

[1]	Duration is an estimate of bond price sensitivity to changes in interest rates. The higher the duration, the greater the change (i.e., higher risk) in relation to interest-rate movements.
[2]	A currency forward is a binding contract in the foreign exchange market that locks in the exchange rate for the purchase or sale of a currency on a future date.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (continued)

Outlook

We foresee broad-based yield curve-flattening across core markets while the levels of nominal yields remains depressed due to weak inflation and large-scale asset purchase programs from the ECB and Bank of Japan. Even as the Fed moves towards hiking interest rates, we think that it is unlikely that the U.S.-Europe rate spread will materially widen as higher U.S. Treasury yields may act to make the asset class more attractive, while curve-flattening is again likely to be driven by the ongoing hunt for yield as investors are forced into longer-dated maturities. In the European periphery, we believe that the ECB’s QE program is positive for yield spreads, especially now that steps have been taken towards the resolution of Greek bailout negotiations. In currencies, we feel that broad-based U.S. dollar strength is likely to continue as the Fed is now the only major central bank where a rate hike could be on the horizon, while expansionary monetary policies elsewhere may also support the dollar.

The New Zealand economy is growing at a steady and strong pace. We anticipate that this may continue as the strength in construction activity filters through to overall household consumption. We believe the Reserve Bank of New Zealand (RBNZ) will keep interest rates steady over the coming quarters and not respond to fluctuations in headline inflation, even as it drops below its target band on account of lower gasoline prices. While the RBNZ has cited the exchange rate and argued that the New Zealand Dollar is overvalued in relation to its fundamental drivers, it seems that it is not expecting or relying on depreciation any time soon.

In Australia, the economy has had to navigate through declining mining investment. As the non-resource sectors continue lack the “animal spirits” to provide an offset, the drag on growth from private investment may persist. Indeed, business conditions and confidence are at sub-par levels, despite historically low cash rates. We think that net exports will likely be a bright spot in the national accounts given greater capacity in the resource sectors; nevertheless, we believe that there may be below-historical-trend growth in 2015. We expect the RBA to retain a clear easing bias, with headwinds for the economy having intensified. We anticipate a sub-2% cash rate over the longer term, but it may take some time to materialize.3

In its biannual world economic outlook, the International Monetary Fund cut its 2015 growth outlook for emerging markets to 4.3%, as the effects of slowing growth in China, the Russian economic contraction and the Brazilian recession may weigh on aggregate growth. While we recognize that commodity prices may be subdued for some time and stifle growth for exporters, we believe that it has also provided opportunities for governments to implement much-

needed reforms; such as, slashing fuel subsidies and boosting investment spending.

Loan Facility and the Use of Leverage

The Fund utilizes leverage to seek to increase the yield for its shareholders. The amounts borrowed from the Fund’s loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of default under the loan facility, the lender has the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lender may be able to control the liquidation as well. The loan facility has a term of 3 years and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Aberdeen Asset Management Limited (the “Investment Adviser”) or Aberdeen Asset Managers Limited (the “Sub-Adviser”) from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The

[3]	Forecasts and estimates are offered as opinion and are not reflective of potential performance, are not guaranteed and actual events or results may differ materially.

Aberdeen Global Income Fund, Inc.

Report of the Investment Manager (unaudited) (concluded)

covenants also include a requirement that the Fund maintain a NAV of no less than $75,000,000.

Prices and availability of leverage are extremely volatile in the current market environment. The Board regularly reviews the use of leverage by the Fund and may explore other forms of leverage. The Fund is also authorized to use reverse repurchase agreements as another form of leverage. A reverse repurchase agreement involves the sale of a security, with an agreement to repurchase the same or substantially similar securities at an agreed upon price and date. Whether such a transaction produces a gain for the Fund depends upon the costs of the agreements and the income and gains of the securities purchased with the proceeds received from the sale of the security. If the income and gains on the securities purchased fail to exceed the costs, the Fund’s NAV will decline faster than otherwise would be the case. Reverse repurchase agreements, as with any leveraging techniques, may increase the Fund’s return; however, such transactions also increase the Fund’s risks in down markets.

Interest Rate Swaps

The Fund may enter into interest rate swaps to efficiently gain or hedge interest rate or currency risk. On November 21, 2014, the Fund exited $5,000,000 in notional value of a swap maturing on November 4, 2024. As of April 30, 2015, the Fund held interest rate swap agreements with an aggregate notional amount of $35,000,000, which represented 100% of the Fund’s total borrowings. Under the terms of the agreements currently in effect, the Fund either receives a floating rate of interest (three month USD-LIBOR BBA rate) and pays fixed rates of interest for the terms or pays a floating rate of interest and receives a fixed rate of interest for the terms, and based upon the notional amounts set forth below:

Remaining Term as of April 30, 2015	Receive/(Pay) Floating Rate	Amount (in $ millions)	Fixed Rate Payable (%)
30 months	Receive	20.0	0.84
114 months	Receive	15.0	2.44

A significant risk associated with interest rate swaps is the risk that the counterparty may default or file for bankruptcy, in which case the Fund would bear the risk of loss of the amount expected to be received under the swap agreements. There can be no assurance that the Fund will have an interest rate swap in place at any given time nor can there be any assurance that, if an interest rate swap is in place, it will be successful in hedging the Fund’s interest rate risk with respect to the loan facility. The implementation of this strategy is at the discretion of the Leverage Committee of the Board.

Aberdeen Asset Management Asia Limited

Aberdeen Global Income Fund, Inc.

Total Investment Returns (unaudited)

The following table summarizes the average annual Fund performance compared to the Fund’s blended benchmark consisting of 20% of the Bank of America Merrill Lynch (“BofA ML”) All Maturity Australia Government Index1, 20% of the BofA ML UK Gilt Index2, 15% of the BofA ML Canadian Government Index3, 15% of the BofA ML New Zealand Government Index4 and 30% of the BofA ML Global Emerging Markets Sovereign & Credit Index5 for the 1-year, 3-year, 5-year and 10-year periods as of April 30, 2015. It is not expected that the Fund’s performance will mirror that of the benchmark. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective.

	1 Year	3 Years	5 Years	10 Years
Net Asset Value (NAV)	-4.6%	-0.8%	4.8%	5.4%
Market Value	-8.0%	-5.2%	2.1%	4.6%
Benchmark	-0.7%	1.1%	5.7%	6.2%

Returns represent past performance. Total investment return at net asset value (NAV) is based on changes in the NAV of Fund shares and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. All return data at NAV includes investment management fees, administrative fees (such as Director and legal fees) and custodial charges. Total investment return at market value is based on changes in the market price at which the Fund’s shares traded on the NYSE MKT during the period and assumes reinvestment of dividends and distributions, if any, at market prices pursuant to the dividend reinvestment program sponsored by the Fund’s transfer agent. Because the Fund’s shares trade in the stock market based on investor demand, the Fund may trade at a price higher or lower than its NAV. Therefore, returns are calculated based on both market price and NAV. The Fund’s total return is based on the reported NAV on each annual period end. Past performance is no guarantee of future results. The performance information provided does not reflect the deduction of taxes that a shareholder would pay on distributions received from the Fund. The current performance of the Fund may be lower or higher than the figures shown. The Fund’s yield, return, market price and NAV will fluctuate. Performance information current to the most recent month-end is available at www.aberdeenfco.com or by calling 800-522-5465.

The net operating expense ratio based on the six months ended April 30, 2015 is 2.78%. The net operating expense ratio, excluding interest expense, based on the six months ended April 30, 2015 is 2.33%. These ratios include a one-time expense associated with the January 2011 shelf offering costs attributed to the registered but unsold shares that expired in January 2015. See Note 5 in the Notes to Financial Statements.

[1]	The BofA ML All Maturity Australia Government Index tracks the performance of AUD denominated sovereign debt publicly issued by the Australian government in its domestic market.
[2]	The BofA ML UK Gilt Index tracks the performance of GBP denominated sovereign debt publicly issued by the UK government in its domestic market.
[3]	The BofA ML Canada Government Index tracks the performance of CAD denominated sovereign debt publicly issued by the Canadian government in its domestic market.
[4]	The BofA ML New Zealand Government Index tracks the performance of NZD denominated sovereign debt publicly issued by the New Zealand government in its domestic market.
[5]	The BofA ML Global Emerging Markets Sovereign & Credit Index tracks the performance of USD and EUR denominated emerging market debt, including sovereign, quasi-government and corporate securities.

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited)

Quality of Investments(1)

As of April 30, 2015, 66.8% of the Fund’s total investments were invested in securities where either the issue or the issuer was rated “A” or better by Standard & Poor’s or Moody’s Investors Service, Inc. The table below shows the asset quality of the Fund’s portfolio as of April 30, 2015 compared with the previous six and twelve months:

Date	AAA/Aaa %	AA/Aa %	A %	BBB/Baa %	BB/Ba** %	B** %	C/CCC** %	NR*** %
April 30, 2015*	31.9	31.6	3.3	11.3	10.7	6.8	1.8	2.6
October 31, 2014	38.5	26.0	4.0	14.0	9.0	5.5	2.3	0.7
April 30, 2014*	34.4	25.4	6.4	15.0	11.9	5.3	1.2	0.4

*	Unaudited
**	Below investment grade
***	Not Rated
(1)	For financial reporting purposes, credit quality ratings shown above reflect the lowest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated NR are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change. The Investment Manager evaluates the credit quality of unrated investments based upon, but not limited to, credit ratings for similar investments.

Geographic Composition

The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. The table below shows the geographical composition (with U.S. Dollar-denominated bonds issued by foreign issuers allocated into country of issuance) of the Fund’s total investments as of April 30, 2015, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2015*	72.2	10.3	17.5
October 31, 2014	72.6	11.7	15.7
April 30, 2014*	73.0	12.2	14.8

*	Unaudited

Currency Composition

The table below shows the currency composition of the Fund’s total investments as of April 30, 2015, compared with the previous six and twelve months:

Date	Developed Markets %	Investment Grade Developing Markets %	Sub-Investment Grade Developing Markets %
April 30, 2015*	93.9	2.6	3.5
October 31, 2014	92.9	3.0	4.1
April 30, 2014*	94.1	2.4	3.5

*	Unaudited

Aberdeen Global Income Fund, Inc.

Portfolio Composition (unaudited) (concluded)

Maturity Composition

As of April 30, 2015, the average maturity of the Fund’s total investments was 9.2 years, compared with 7.8 years at October 31, 2014 and 8.4 years at April 30, 2014. The table below shows the maturity composition of the Fund’s investments as of April 30, 2015, compared with the previous six and twelve months:

Date	Under 3 Years %	3 to 5 Years %	5 to 10 Years %	10 Years & Over %
April 30, 2015*	18.7	5.6	45.7	30.0
October 31, 2014	29.5	7.7	38.8	24.0
April 30, 2014*	29.8	11.1	34.3	24.8

*	Unaudited

Aberdeen Global Income Fund, Inc.

Summary of Key Rates (unaudited)

The following table summarizes the movements of key interest rates and currencies from April 30, 2015 and the previous six and twelve month periods.

	April 30, 2015	October 31, 2014	April 30, 2014
Australia
90 day Bank Bills	2.25%	2.74%	2.68%
10 yr bond	2.49%	3.19%	3.85%
Australian Dollar	$0.79	$0.88	$0.93
Brazil
3-month T-Bills	13.37%	n/a	n/a
10 yr bond	12.80%	n/a	n/a
Brazilian Real	R$3.00	n/a	n/a
Canada
90 day Bank Bills	1.00%	1.28%	1.27%
10 yr bond	1.58%	2.05%	2.40%
Canadian Dollar	$0.83	$0.89	$0.91
Malaysia
3-month T-Bills	2.93%	3.30%	2.99%
10 yr bond	3.85%	384.00%	4.07%
Malaysian Ringgit*	~~R~~3.56	~~R~~3.29	~~R~~3.27
Mexico
90 day T-Bills	3.06%	n/a	n/a
10 yr bond	5.91%	n/a	n/a
Mexican Peso	$15.36	n/a	n/a
New Zealand
90 day Bank Bills	3.64%	3.71%	3.35%
10 yr bond	3.45%	3.99%	4.41%
New Zealand Dollar	$0.76	$0.78	$0.86
Philippines
90 day T-bills	n/a	1.44%	1.46%
10 yr bond	n/a	4.11%	4.41%
Philippines Peso*	n/a	~~P~~44.88	~~P~~44.58
Singapore
3-month T-bills	n/a	0.34%	0.32%
10 yr bond	n/a	2.29%	2.42%
Singapore Dollar*	n/a	~~S~~$1.29	~~S~~$1.26
South Korea
90 day commercial paper	1.80%	2.14%	2.65%
10 yr bond	2.41%	2.65%	3.53%
South Korean Won*	~~W~~1072.00	~~W~~1068.73	~~W~~1033.30
Thailand
3 months deposit rate	1.00%	1.13%	1.13%
10 yr bond	2.48%	3.33%	3.55%
Thai Baht*	~~B~~32.97	~~B~~32.57	~~B~~32.36
United Kingdom
90 day Bank Bills	0.57%	0.55%	0.53%
10 yr bond	1.83%	2.25%	2.66%
British Pound	£1.54	£1.60	£1.69
U.S.$ Bonds**
Mexico	3.42%	n/a	n/a
Indonesia	3.89%	n/a	n/a
Philippines	1.78%	n/a	n/a

*	These currencies are quoted Asian currency per U.S. Dollar. The Australian, Canadian and New Zealand Dollars and British Pound are quoted U.S. Dollars per currency.
**	Sovereign issues.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS—18.9%
AUSTRALIA—0.8%
AUD	500	DnB NOR Boligkreditt, 6.25%, 06/08/2016	$411,106
AUD	500	National Capital Trust III, 3.18%, 09/30/2016 (a)(b)(c)	390,401
			801,507
BANGLADESH—0.2%
USD	200	Banglalink Digital Communications Ltd., 8.63%, 05/06/2017 (a)(d)	208,000
BRAZIL—1.0%
USD	200	Banco do Estado do Rio Grande do Sul, 7.38%, 02/02/2022 (d)	199,740
USD	420	OAS Financial Ltd., 8.88%, 04/25/2018 (a)(b)(d)(e)(f)(g)	78,225
USD	186	Odebrecht Offshore Drilling Finance Ltd., 6.75%, 12/01/2021 (a)(d)	160,498
USD	560	Petrobras Global Finance BV, 5.75%, 01/20/2020	558,600
			997,063
CHILE—0.6%
USD	200	Empresa Nacional del Petroleo, 4.38%, 10/30/2024 (d)	204,167
USD	400	SACI Falabella, 3.75%, 04/30/2023 (d)	405,541
			609,708
COLOMBIA—0.2%
USD	200	Pacific Rubiales Energy Corp., 5.38%, 01/26/2017 (a)(d)	156,540
DOMINICAN REPUBLIC—0.3%
USD	250	AES Andres Dominicana Ltd., 9.50%, 11/12/2015 (a)(d)	260,125
GEORGIA—0.3%
USD	250	Georgian Oil and Gas Corp., 6.88%, 05/16/2017 (d)	252,500
GUATEMALA—0.6%
USD	200	Comunicaciones Celulares SA, 6.88%, 02/06/2019 (a)(d)	214,500
USD	300	Industrial Subordinated Trust, 8.25%, 07/27/2021 (d)	323,970
			538,470
INDONESIA—0.9%
USD	370	Pertamina Persero PT, 4.30%, 05/20/2023 (d)	367,225
USD	560	Pertamina Persero PT, 5.63%, 05/20/2043 (d)	541,128
			908,353
KAZAKHSTAN—1.3%
USD	200	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	204,000
USD	570	Kazakhstan Temir Zholy Finance BV, 6.95%, 07/10/2042 (d)	581,400
USD	230	Uranium One Investments, Inc., 6.25%, 12/13/2016 (a)(d)	202,687
USD	310	Zhaikmunai LP Via Zhaikmunai International BV, 7.13%, 11/13/2016 (a)(d)	292,175
			1,280,262
MEXICO—2.5%
USD	250	Alfa SAB de CV, 6.88%, 09/25/2043 (a)(d)	279,963
USD	200	Cemex Finance LLC, 9.38%, 10/12/2017 (a)(d)	227,700
USD	280	Pemex Project Funding Master Trust, 6.63%, 06/15/2035	315,560
USD	390	Petroleos Mexicanos, 6.50%, 06/02/2041	430,462
USD	330	Petroleos Mexicanos, 6.63%, 06/15/2038	367,125
USD	200	Sixsigma Networks Mexico SA de CV, 8.25%, 11/07/2017 (a)(d)	211,000

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
CORPORATE BONDS (continued)
MEXICO (continued)
USD	270	Tenedora Nemak SA de CV, 5.50%, 02/28/2018 (a)(d)	$283,527
USD	240	Unifin Financiera SAPI de CV SOFOM ENR, 6.25%, 07/22/2017 (a)	232,500
			2,347,837
NIGERIA—0.5%
USD	270	Diamond Bank PLC, 8.75%, 05/21/2019 (d)	251,100
USD	250	GTB Finance BV, 7.50%, 05/19/2016 (d)	253,725
			504,825
PARAGUAY—0.5%
USD	400	Banco Regional SAECA, 8.13%, 01/24/2019 (d)	430,000
PERU—0.3%
USD	140	InRetail Consumer, 5.25%, 10/10/2018 (a)(d)	143,850
USD	160	Union Andina de Cementos SAA, 5.88%, 10/30/2018 (a)	162,800
			306,650
RUSSIA—2.3%
USD	400	Alfa Bank OJSC Via Alfa Bond Issuance PLC, 7.75%, 04/28/2021 (d)	395,300
USD	300	EDC Finance Ltd., 4.88%, 04/17/2020 (d)	267,000
USD	220	Evraz Group SA, 6.50%, 04/22/2020 (d)	198,000
USD	300	Lukoil International Finance BV, 4.56%, 04/24/2023 (d)	267,000
USD	200	OJSC Novolipetsk Steel via Steel Funding Ltd., 4.95%, 09/26/2019 (d)	184,900
USD	300	Rosneft Oil Co. via Rosneft International Finance Ltd., 4.20%, 03/06/2022 (d)	255,000
USD	107	RZD Capital Ltd., 5.74%, 04/03/2017 (d)	107,080
USD	260	Sberbank of Russia Via SB Capital SA, 6.13%, 02/07/2022 (d)	251,420
USD	270	Vimpel Communications Via VIP Finance Ireland Ltd. OJSC, 7.75%, 02/02/2021 (d)	271,750
			2,197,450
SUPRANATIONAL—3.9%
INR	54,100	European Bank for Reconstruction & Development, 6.00%, 03/03/2016	843,266
NZD	3,800	International Finance Corp., 4.63%, 05/25/2016	2,928,918
			3,772,184
TURKEY—0.7%
USD	200	Arcelik, 5.00%, 04/03/2023 (d)	191,240
USD	200	Turkiye Sise ve Cam Fabrikalari, 4.25%, 05/09/2020 (d)	196,000
USD	250	Yasar Holdings AS, 8.88%, 11/06/2017 (a)(d)	262,100
			649,340
UNITED ARAB EMIRATES—0.6%
USD	480	Jafz Sukuk Ltd., 7.00%, 06/19/2019 (d)	550,176
UNITED STATES—0.9%
NZD	1,000	General Electric Capital Corp., 6.75%, 09/26/2016	793,391
USD	84	Southern Copper Corp., 3.88%, 04/23/2025	83,383
			876,774
VENEZUELA—0.5%
USD	640	Petroleos de Venezuela SA, 8.50%, 11/02/2017 (d)	495,040
		Total Corporate Bonds—18.9% (cost $18,688,519)	18,142,804

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS—107.3%
ARGENTINA—1.1%
USD	1,110	Argentina Bonar Bonds, 7.00%, 04/17/2017	$1,059,335
ARMENIA—0.6%
USD	600	Republic of Armenia, 144A, 6.00%, 09/30/2020 (d)	594,000
AUSTRALIA—23.4%
AUD	800	Australia Government Bond, 3.25%, 04/21/2029 (d)	658,701
AUD	2,000	Australia Government Bond, 3.75%, 04/21/2037 (d)	1,731,474
AUD	1,600	Australia Government Bond, 4.50%, 04/21/2033 (d)	1,522,165
AUD	2,300	Australia Government Bond, 4.75%, 04/21/2027 (d)	2,186,111
AUD	4,810	Australia Government Bond, 5.50%, 04/21/2023	4,626,863
AUD	2,770	Australia Government Bond, 5.75%, 07/15/2022	2,672,908
AUD	3,200	New South Wales Treasury Corp., 6.00%, 04/01/2016	2,621,580
AUD	1,500	New South Wales Treasury Corp., 6.00%, 02/01/2018	1,307,508
AUD	1,500	Queensland Treasury Corp., 6.00%, 02/21/2018 (d)	1,306,535
AUD	1,600	Queensland Treasury Corp., 6.00%, 06/14/2021 (d)(h)	1,513,024
AUD	1,300	Queensland Treasury Corp., 6.00%, 07/21/2022 (d)	1,238,210
AUD	1,115	Treasury Corp. of Victoria, 6.00%, 06/15/2020	1,034,288
			22,419,367
BAHRAIN—0.3%
USD	250	Bahrain Government International Bond, 6.00%, 09/19/2044 (d)	244,375
BRAZIL—2.5%
BRL	6,850	Brazil Notas do Tesouro Nacional, 10.00%, 01/01/2025	1,945,025
USD	400	Brazilian Government International Bond, 7.13%, 01/20/2037	485,000
			2,430,025
CANADA—18.5%
CAD	3,400	Canadian Government Bond, 2.50%, 06/01/2024	3,054,392
CAD	1,500	Canadian Government Bond, 3.50%, 12/01/2045	1,600,704
CAD	4,500	Canadian Government Bond, 4.00%, 06/01/2016	3,861,608
CAD	2,000	Canadian Government Bond, 8.00%, 06/01/2023	2,493,129
CAD	2,000	Canadian Government Bond, 9.00%, 06/01/2025	2,804,409
CAD	2,000	Hydro Quebec, 9.63%, 07/15/2022	2,504,600
CAD	500	Ontario Electricity Financial Corp., 8.50%, 05/26/2025	640,688
NZD	1,000	Province of Manitoba, 6.38%, 09/01/2015	769,673
			17,729,203
COLOMBIA—1.5%
USD	120	Colombia Government International Bond, 7.38%, 09/18/2037	159,900
COP	822,000	Colombia Government International Bond, 7.75%, 04/14/2021	387,879
COP	1,693,000	Colombia Government International Bond, 9.85%, 06/28/2027	931,790
			1,479,569
COSTA RICA—0.2%
USD	250	Costa Rica Government International Bond, 4.25%, 01/26/2023 (d)	237,500
CROATIA—1.8%
USD	500	Croatia Government International Bond, 6.00%, 01/26/2024 (d)	547,100
USD	500	Croatia Government International Bond, 6.25%, 04/27/2017 (d)	530,060

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
CROATIA (continued)
USD	600	Croatia Government International Bond, 6.63%, 07/14/2020 (d)	$668,064
			1,745,224
DOMINICAN REPUBLIC—1.3%
USD	410	Dominican Republic International Bond, 5.88%, 04/18/2024 (d)	434,600
USD	240	Dominican Republic International Bond, 6.85%, 01/27/2045 (d)	250,800
USD	350	Dominican Republic International Bond, 7.45%, 04/30/2044 (d)	393,750
USD	160	Dominican Republic International Bond, 7.50%, 05/06/2021 (d)	180,000
			1,259,150
ETHIOPIA—0.5%
USD	500	Federal Democratic Republic of Ethiopia, 6.63%, 12/11/2024 (d)	501,250
GHANA—0.8%
USD	750	Republic of Ghana, 8.13%, 01/18/2026 (d)	725,685
HONDURAS—0.6%
USD	530	Honduras Government International Bond, 7.50%, 03/15/2024 (d)	573,063
INDONESIA—2.7%
USD	850	Indonesia Government International Bond, 5.88%, 01/15/2024 (d)	976,437
USD	200	Indonesia Government International Bond, 6.75%, 01/15/2044 (d)	253,000
IDR	10,149,000	Indonesia Treasury Bond, 8.38%, 03/15/2034	808,397
IDR	6,088,000	Indonesia Treasury Bond, 9.00%, 03/15/2029	513,106
			2,550,940
IRAQ—0.5%
USD	550	Republic of Iraq, 5.80%, 06/14/2015 (a)(d)	474,375
IVORY COAST—0.8%
USD	600	Ivory Coast Government International Bond, 5.75%, 12/31/2032 (d)(i)	573,600
USD	200	Ivory Coast Government International Bond, 6.38%, 03/03/2028 (d)	200,500
			774,100
KAZAKHSTAN—0.5%
USD	520	Kazakhstan Government International Bond, 3.88%, 10/14/2024 (d)	503,100
MEXICO—1.3%
MXN	11,150	Mexican Bonos, 7.75%, 11/13/2042	838,331
USD	350	Mexico Government International Bond, 6.05%, 01/11/2040	423,937
			1,262,268
MONGOLIA—0.6%
USD	220	Development Bank of Mongolia LLC, 5.75%, 03/21/2017 (d)(h)	212,025
USD	400	Mongolia Government International Bond, 5.13%, 12/05/2022 (d)	357,000
			569,025
MOZAMBIQUE—0.6%
USD	550	Mozambique EMATUM Finance 2020 BV, 6.31%, 09/11/2020 (d)(h)	535,975
NEW ZEALAND—17.2%
NZD	3,100	New Zealand Government Bond, 3.00%, 04/15/2020 (d)	2,348,802
NZD	7,900	New Zealand Government Bond, 5.50%, 04/15/2023 (d)	6,942,385

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
NEW ZEALAND (continued)
NZD	1,700	New Zealand Government Bond, 6.00%, 12/15/2017 (d)	$1,389,299
NZD	6,555	New Zealand Government Bond, 6.00%, 05/15/2021 (d)	5,755,169
			16,435,655
PHILIPPINES—0.1%
USD	40	Philippine Government International Bond, 8.38%, 06/17/2019	50,250
ROMANIA—1.4%
USD	1,090	Romanian Government International Bond, 6.13%, 01/22/2044 (d)	1,363,372
RUSSIA—1.6%
RUB	42,170	Russian Federal Bond—OFZ, 7.05%, 01/19/2028	626,369
USD	200	Russian Foreign Bond—Eurobond, 4.88%, 09/16/2023 (d)	196,000
USD	700	Vnesheconombank Via VEB Finance PLC, 6.90%, 07/09/2020 (d)	670,250
			1,492,619
RWANDA—0.6%
USD	350	Rwanda International Government Bond, 6.63%, 05/02/2023 (d)	355,354
USD	200	Rwanda International Government Bond, 144A, 6.63%, 05/02/2023 (d)	203,060
			558,414
SENEGAL—0.4%
USD	330	Senegal Government International Bond, 8.75%, 05/13/2021 (d)	371,085
SOUTH AFRICA—1.8%
USD	710	Eskom Holdings Ltd., 5.75%, 01/26/2021 (d)	707,160
ZAR	5,500	South Africa Government Bond, 8.00%, 12/21/2018	473,427
ZAR	1,640	South Africa Government Bond, 8.00%, 01/31/2030	133,309
ZAR	2,700	South Africa Government Bond, 10.50%, 12/21/2026	270,153
USD	100	South Africa Government International Bond, 6.25%, 03/08/2041	119,070
			1,703,119
TANZANIA—0.2%
USD	200	Tanzania Government International Bond, 6.40%, 03/09/2020 (c)(d)	205,000
TUNISIA—0.5%
USD	450	Banque Centrale de Tunisie SA, 5.75%, 01/30/2025 (d)	464,625
TURKEY—1.9%
TRY	570	Turkey Government Bond, 6.30%, 02/14/2018	196,747
TRY	1,440	Turkey Government Bond, 10.40%, 03/20/2024	579,211
TRY	700	Turkey Government Bond, 10.70%, 02/24/2016	262,834
USD	200	Turkey Government International Bond, 5.63%, 03/30/2021	218,180
USD	520	Turkey Government International Bond, 6.25%, 09/26/2022	587,600
			1,844,572
UNITED KINGDOM—19.2%
GBP	1,300	United Kingdom Gilt, 4.00%, 03/07/2022 (d)	2,318,589
GBP	2,915	United Kingdom Gilt, 4.25%, 06/07/2032 (d)	5,714,768
GBP	315	United Kingdom Gilt, 8.00%, 12/07/2015 (d)	505,436
GBP	2,076	United Kingdom Treasury Gilt, 2.75%, 09/07/2024 (d)	3,427,889
GBP	3,000	United Kingdom Treasury Gilt, 4.25%, 12/07/2049 (d)	6,478,109
			18,444,791

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (continued)

As of April 30, 2015

Principal Amount (000)		Description	Value (US$)
GOVERNMENT BONDS (continued)
URUGUAY—1.3%
UYU	12,548	Uruguay Government International Bond, 4.25%, 04/05/2027 (j)	$471,541
UYU	8,622	Uruguay Government International Bond, 5.00%, 09/14/2018 (j)	335,394
USD	146	Uruguay Government International Bond, 7.63%, 03/21/2036	203,670
USD	165	Uruguay Government International Bond, 7.88%, 01/15/2033 (k)	230,175
			1,240,780
VENEZUELA—0.7%
USD	1,270	Venezuela Government International Bond, 12.75%, 08/23/2022 (d)	695,325
ZAMBIA—0.3%
USD	230	Zambia Government International Bond, 8.50%, 04/14/2024 (d)	249,118
		Total Government Bonds—107.3% (cost $101,295,789)	102,786,254
SHORT-TERM INVESTMENT—1.9%
UNITED STATES—1.9%
	1,793	Repurchase Agreement, Fixed Income Clearing Corp., 0.00% dated 04/30/2015, due 05/01/2015 in the amount of $1,793,000 (collateralized by $1,785,000 U.S. Treasury Obligations, maturing 05/31/2021—11/15/2024; total market value of $1,836,131)	1,793,000
		Total Short-Term Investment—1.9% (cost $1,793,000)	1,793,000
		Total Investments—128.1% (cost $121,777,308)	122,722,058

		Liabilities in Excess of Other Assets—(28.1)%	(26,923,652)
		Net Assets—100.0%	$95,798,406

AUD—Australian Dollar	GBP—British Pound Sterling	NZD—New Zealand Dollar	UYU—Uruguayan Peso
BRL—Brazilian Real	IDR—Indonesian Rupiah	RUB—New Russian Ruble	ZAR—South African Rand
CAD—Canadian Dollar	INR—Indian Rupee	TRY—Turkish Lira
COP—Colombian Peso	MXN—Mexican Peso	USD—U.S. Dollar

(a)	The maturity date presented for these instruments represents the next call/put date.
(b)	Perpetual bond. This is a bond that has no maturity date, is redeemable and pays a steady stream of interest indefinitely.
(c)	Indicates a variable rate security. The maturity date presented for these instruments is the later of the next date on which the security can be redeemed at par or the next date on which the rate of interest is adjusted. The interest rate shown reflects the rate in effect at April 30, 2015.
(d)	Denotes a restricted security, see Note 2(c).
(e)	Security is in default.
(f)	Flat traded rate security. This bond traded without accrued interest.
(g)	Illiquid security.
(h)	This security is government guaranteed.
(i)	Indicates a stepped coupon bond. This bond was issued with a low coupon that gradually increases over the life of the bond.
(j)	Inflation linked security.
(k)	Payment-in-kind. This is a type of bond that pays interest in additional bonds rather than in cash.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Portfolio of Investments (unaudited) (concluded)

As of April 30, 2015

At April 30, 2015, the Fund’s open forward foreign currency exchange contracts were as follows:

Purchase Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation
Brazilian Real/United States Dollar
05/29/2015	Citibank	BRL1,722,000	USD563,113	$566,765	$3,652
				$566,765	$3,652

Sale Contracts Settlement Date	Counterparty	Amount Purchased	Amount Sold	Fair Value	Unrealized Appreciation/ (Depreciation)
United States Dollar/Australian Dollar
07/27/2015	State Street Bank & Trust Co.	USD4,000,000	AUD5,167,605	$4,070,584	$(70,584)
United States Dollar/Brazilian Real
05/29/2015	Citibank	USD613,248	BRL1,722,000	566,765	46,483
United States Dollar/Colombian Peso
05/29/2015	Citibank	USD448,352	COP1,170,200,000	490,213	(41,861)
05/29/2015	JPMorgan Chase	USD259,398	COP625,540,000	262,047	(2,649)
United States Dollar/New Zealand Dollar
07/27/2015	State Street Bank & Trust Co.	USD8,500,001	NZD11,324,727	8,574,030	(74,029)
United States Dollar/Turkish Lira
07/16/2015	JPMorgan Chase	USD374,988	TRY1,012,000	370,847	4,141
				$14,334,486	$(138,499)

At April 30, 2015, the Fund’s interest rate swaps were as follows:

Currency	Notional Amount	Expiration Date	Counterparty	Receive (Pay) Floating Rate	Floating Rate Index	Fixed Rate	Unrealized Appreciation/ (Depreciation)
Over-the-counter swap agreements:
USD	20,000,000	11/01/2017	Barclays	Receive	3-month LIBOR Index	0.84%	$7,457
Centrally cleared swap agreements:
USD	15,000,000	11/04/2024	Citibank	Receive	3-month LIBOR Index	2.44%	(625,551)
							$(618,094)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Assets and Liabilities (unaudited)

As of April 30, 2015

Assets
Investments, at value (cost $119,984,308)	$120,929,058
Repurchase agreement, at value (cost $1,793,000)	1,793,000
Foreign currency, at value (cost $6,293,778)	6,093,309
Cash at broker for interest rate swaps	827,208
Cash	218,885
Cash at broker for futures contracts	419
Interest receivable	1,671,978
Unrealized appreciation on forward foreign currency exchange contracts	54,276
Unrealized appreciation on interest rate swaps	7,457
Prepaid expenses and other assets	2,458
Total assets	131,598,048

Liabilities
Bank loan payable (Note 7)	35,000,000
Payable for investments purchased	265,970
Unrealized depreciation on forward foreign currency exchange contracts	189,123
Variation margin payable for centrally cleared interest rate swaps	82,613
Investment manager fees payable (Note 3)	78,863
Investor relations fees payable (Note 3)	24,795
Administration fee payable (Note 3)	15,166
Interest payable on bank loan	11,599
Deferred foreign capital gains tax	5,148
Accrued expenses	126,365
Total liabilities	35,799,642

Net Assets	$95,798,406

Composition of Net Assets:
Common stock (par value $.001 per share) (Note 5)	$9,007
Paid-in capital in excess of par	104,448,229
Distributions in excess of net investment income	(3,907,846)
Accumulated net realized loss from investments, interest rate swaps and futures contracts	(7,293,572)
Net unrealized appreciation on investments, futures contracts and interest rate swaps	6,125,689
Accumulated net realized foreign exchange gains	2,567,041
Net unrealized foreign exchange and forward foreign currency contract losses	(6,150,142)
Net Assets	$95,798,406
Net asset value per share based on 9,006,624 shares issued and outstanding	$10.64

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Operations (unaudited)

For the Six Months Ended April 30, 2015

Net Investment Income

Income
Interest and amortization of discount and premium (net of foreign withholding taxes of $6,026)	$3,110,494
3,110,494

Expenses
Investment management fee (Note 3)	433,843
Offering costs expense (Note 5)	247,881
Directors’ fees and expenses	117,563
Administration fee (Note 3)	83,431
Investor relations fees and expenses (Note 3)	55,282
Independent auditors’ fees and expenses	51,067
Reports to shareholders and proxy solicitation	36,003
Insurance expense	31,787
Legal fees and expenses	26,894
Custodian’s fees and expenses	25,708
Transfer agent’s fees and expenses	14,483
Bank loan fees and expenses	1,931
Miscellaneous	17,006
Total operating expenses, excluding interest expense	1,142,879
Interest expense (Note 7)	218,092
Net operating expenses	1,360,971

Net investment income	1,749,523

Realized and Unrealized Gains/(Losses) on Investments, Interest Rate Swaps and Foreign Currencies

Net realized gain/(loss) from:
Investment transactions (including $5,114 capital gains tax)	101,254
Interest rate swaps	(51,731)
Forward and spot foreign currency exchange contracts	959,092
Foreign currency transactions	(2,961,683)
(1,953,068)

Net change in unrealized appreciation/(depreciation) on:
Investments (including change in deferred capital gains tax of $4,799)	916,218
Interest rate swaps	(794,058)
Forward foreign currency exchange rate contracts	(329,203)
Foreign currency translation	(3,816,523)
(4,023,566)
Net loss from investments, interest rate swaps and foreign currencies	(5,976,634)
Net Decrease in Net Assets Resulting from Operations	$(4,227,111)

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statements of Changes in Net Assets

	For the Six Months Ended April 30, 2015 (unaudited)	For the Year Ended October 31, 2014

Increase/(Decrease) in Net Assets

Operations:
Net investment income	$1,749,523	$4,364,176
Net realized gain from investments and interest rate swaps	49,523	388,940
Net realized loss from foreign currency transactions	(2,002,591)	(1,804,797)
Net change in unrealized appreciation/depreciation on investments and interest rate swaps	122,160	2,666,898
Net change in unrealized appreciation/depreciation on foreign currency translation	(4,145,726)	(4,306,637)
Net increase/(decrease) in net assets resulting from operations	(4,227,111)	1,308,580

Distributions to Shareholders from:
Net investment income	(3,820,749)	(8,626,949)
Net decrease in net assets from distributions	(3,820,749)	(8,626,949)

Common Stock Transactions:
Repurchase of common stock resulting in the reduction of 188,936 and 208,590 shares of common stock, respectively (Note 6)	(1,806,618)	(2,237,874)
Change in net assets from common stock transactions	(1,806,618)	(2,237,874)
Change in net assets resulting from operations	(9,854,478)	(9,556,243)

Net Assets:
Beginning of period	105,652,884	115,209,127
End of period (including distributions in excess of net investment income of ($3,907,846) and ($1,836,620), respectively)	$95,798,406	$105,652,884

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Statement of Cash Flows (unaudited)

For the Six Months Ended April 30, 2015

Increase/(Decrease) in Cash (Including Foreign Currency)
Cash flows provided from (used for) operating activities:
Interest received (excluding discount and premium amortization of $379,492)	$3,903,169
Operating expenses paid	(1,340,021)
Payments paid to broker for collateral on interest rate swaps	(364,726)
Purchases and sales of short-term portfolio investments, net	9,695,000
Purchases of long-term portfolio investments	(27,875,189)
Proceeds from sales of long-term portfolio investments	37,308,819
Realized gains on forward foreign currency exchange contracts closed	694,217
Realized losses on interest rate swap transactions	(51,731)
Decrease in prepaid expenses and other assets	51,949
Net cash provided from operating activities	22,021,487
Cash flows provided from (used for) financing activities
Decrease in bank loan	(5,000,000)
Repurchase of common stock	(1,573,724)
Dividends paid to common shareholders	(3,820,749)
Payments made to broker	(10,212,429)
Net cash used for financing activities	(20,606,902)
Effect of exchange rate on cash	(2,701,267)
Net decrease in cash	(1,286,682)
Cash at beginning of period	7,598,876
Cash at end of period	$6,312,194

Reconciliation of Net Increase in Net Assets from Operations to Net Cash (Including Foreign Currency) Provided from (Used for) Operating Activities
Net decrease in total net assets resulting from operations	$(4,227,111)
Decrease in investments	19,691,186
Net realized gain on investment transactions	(101,254)
Net realized foreign exchange losses	2,696,808
Net change in unrealized appreciation/depreciation on investments	(916,218)
Net change in unrealized foreign exchange gains/losses	4,145,726
Decrease in interest receivable	413,183
Decrease in interest payable on bank loan, senior secured notes and term loans	(1,892)
Net decrease in other assets	51,951
Decrease in payable for investments purchased	(183,064)
Change in interest receivable/payable for closed interest rate swaps	132,472
Payments received from broker for interest rate swaps	296,860
Increase in accrued expenses and other liabilities	22,840
Total adjustments	26,248,598
Net cash provided from operating activities	$22,021,487

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

[THIS PAGE INTENTIONALLY LEFT BLANK]

Financial Highlights

	For the Six Months Ended April 30, 2015 (unaudited)		For the Fiscal Years Ended October 31,
			2014	2013		2012	2011	2010
Per Share Operating Performance(a):
Net asset value per common share, beginning of period	$11.49		$12.25	$13.88		$13.45	$12.92	$11.67
Net investment income	0.19		0.47	0.54		0.61	0.72	0.72
Net realized and unrealized gains/(losses) on investments, interest rate swaps and foreign currency transactions	(0.64)		(0.32)	(1.33)		0.73	0.65	1.37
Total from investment operations applicable to common shareholders	(0.45)		0.15	(0.79)		1.34	1.37	2.09
Distributions to common shareholders from:
Net investment income	(0.42)		(0.93)	(0.84)		(0.92)	(0.84)	(0.84)
Total distributions	(0.42)		(0.93)	(0.84)		(0.92)	(0.84)	(0.84)
Capital Share Transactions:
Expenses in connection with the at-the-market stock offering (Note 5)	–		–	–		–	–	–
Impact of at-the-market stock offering (Note 5)	–		–	–		0.01	–	–
Impact of open market repurchase program (Note 6)	0.02		0.02	–		–	–	–
Total from capital transactions	0.02		0.02	–		0.01	–	–
Net asset value per common share, end of period	$10.64		$11.49	$12.25		$13.88	$13.45	$12.92
Market value, end of period	$9.63		$10.55	$11.15		$14.06	$13.11	$12.53

Total Investment Return Based on(b):
Market value	(4.67%	)	2.99%	(15.00%	)	14.54%	11.48%	14.84%
Net asset value	(3.29%	)	2.09%	(5.49%	)(c)	10.21% (c)	11.00%	18.72%

Ratio to Average Net Assets Applicable to Common Shareholders/Supplementary Data:
Net assets applicable to common shareholders, end of period (000 omitted)	$95,798		$105,653	$115,209		$128,112	$121,652	$116,817
Average net assets applicable to common shareholders (000 omitted)	$98,768		$110,812	$122,387		$123,780	$118,560	$108,068
Net operating expenses	2.78%	(d)(f)	2.18%	2.04%		2.07%	2.13%	2.49%
Net operating expenses, excluding interest expense	2.33%	(d)(f)	1.76%	1.68%		1.68%	1.68%	1.88%
Net investment income	3.57%	(d)(f)	3.94%	4.10%		4.50%	5.47%	6.02%
Portfolio turnover	22%		59%	43%		34%	76%	44%
Senior securities (loan facility) outstanding (000 omitted)	$35,000		$40,000	$40,000		$40,000	$40,000	$40,000
Asset coverage ratio on revolving credit facility at period end	374%		364%	388%		420%	404%	392%
Asset coverage per $1,000 on revolving credit facility at period end(e)	$3,737		$3,641	$3,880		$4,196	$4,041	$3,920

Aberdeen Global Income Fund, Inc.

Financial Highlights (concluded)

(a)	Based on average shares outstanding.
(b)	Total investment return based on market value is calculated assuming that shares of the Fund’s common stock were purchased at the closing market price as of the beginning of the period, dividends, capital gains, and other distributions were reinvested as provided for in the Fund’s dividend reinvestment plan and then sold at the closing market price per share on the last day of the period. The computation does not reflect any sales commission investors may incur in purchasing or selling shares of the Fund. The total investment return based on the net asset value is similarly computed except that the Fund’s net asset value is substituted for the closing market value.
(c)	The total return shown above includes the impact of financial statement rounding of the NAV per share and/or financial statement adjustments.
(d)	Annualized.
(e)	Asset coverage ratio is calculated by dividing net assets plus the amount of any borrowings, including Series A Mandatory Redeemable Preferred Shares, for investment purposes by the amount of any long-term debt obligations, which includes the senior secured notes, revolving credit facility and term loans.
(f)	The expense ratio includes a one-time expense associated with the January 2011 shelf offering costs attributable to the registered but unsold shares that expired in January 2015. Please see Note 5 of the Notes to Financial Statements for further information.

Amounts listed as “—” are $0 or round to $0.

See Notes to Financial Statements.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited)

April 30, 2015

1. Organization

Aberdeen Global Income Fund, Inc. (the “Fund”) was incorporated in Maryland on June 28, 1991, as a closed-end, non-diversified management investment company. The Fund’s principal investment objective is to provide high current income by investing primarily in fixed income securities. As a secondary investment objective, the Fund seeks capital appreciation, but only when consistent with its principal investment objective. As a non-fundamental policy, under normal market conditions, the Fund invests at least 80% of its net assets, plus the amount of any borrowings for investment purposes, in debt securities. This 80% investment policy is a non-fundamental policy of the Fund and may be changed by the Fund’s Board of Directors (the “Board”) upon 60 days’ prior written notice to shareholders. The Fund’s investments are divided into three categories: Developed Markets, Investment Grade Developing Markets and Sub-Investment Grade Developing Markets. “Developed Markets” are those countries contained in the Citigroup World Government Bond Index, New Zealand, Luxembourg and the Hong Kong Special Administrative Region. As of April 30, 2015, securities of the following countries comprised the Citigroup World Government Bond Index: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Ireland, Italy, Malaysia, Mexico, Netherlands, Norway, Poland, Singapore, South Africa, Spain, Sweden and Switzerland. “Investment Grade Developing Markets” are those countries whose sovereign debt is rated not less than Baa3 by Moody’s Investors Services Inc. (“Moody’s”) or BBB- by Standard & Poor’s (“S&P”) or comparably rated by another appropriate nationally or internationally recognized ratings agency. “Sub-Investment Grade Developing Markets” are those countries that are not Developed Markets or Investment Grade Developing Markets. Under normal circumstances, at least 60% of the Fund’s total assets are invested in fixed income securities of issuers in Developed Markets or Investment Grade Developing Markets, whether or not denominated in the currency of such country; provided, however, that the Fund invests at least 40% of its total assets in fixed income securities of issuers in Developed Markets. The Fund may invest up to 40% of its total assets in fixed income securities of issuers in Sub-Investment Grade Developing Markets, whether or not denominated in the currency of such country. There can be no assurance that the Fund will achieve its investment objectives. The ability of issuers of debt securities held by the Fund to meet their obligations may be affected by economic developments in a specific industry, country or region.

2. Summary of Significant Accounting Policies

The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements. The policies conform to accounting principles generally accepted in the United

States of America (“GAAP”). The preparation of financial statements requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities, disclosure of contingent assets and liabilities at the date of the financial statements, and the reported amounts of income and expenses for the period. Actual results could differ from those estimates. The accounting records of the Fund are maintained in U.S. Dollars and the U.S. Dollar is used as both the functional and reporting currency. However, the Australian Dollar, Canadian Dollar and British Pound are the functional currencies for U.S. federal tax purposes.

a. Security Valuation:

The Fund values its securities at current market value or fair value consistent with regulatory requirements. “Fair value” is defined in the Fund’s valuation and liquidity procedures as the price that could be received to sell an asset or paid to transfer a liability in an orderly transaction between willing market participants without a compulsion to contract at the measurement date.

Long-term debt and other fixed-income securities are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service provider. If there are no current day bids, the security is valued at the previously applied bid. Short-term debt securities (such as commercial paper and U.S. treasury bills) having a remaining maturity of 60 days or less are valued at the last quoted or evaluated bid price on the valuation date provided by an independent pricing service, or on the basis of amortized cost if it represents the best approximation of fair value. Debt and other fixed-income securities are generally determined to be Level 2 investments.

Derivatives are valued at fair value. Exchange traded derivatives are generally Level 1 investments and over-the-counter derivatives are generally Level 2 investments. Forward foreign currency contracts are generally valued based on the bid price of the forward rates and the current spot rate. Forward exchange rate quotations are available for scheduled settlement dates, such as 1-, 3-, 6-, 9- and 12-month periods. An interpolated valuation is derived based on the actual settlement dates of the forward contracts held. Interest rate swaps are generally valued by an approved pricing agent based on the terms of the swap agreement (including future cash flows).

In the event that a security’s market quotations are not readily available or are deemed unreliable, the security is valued at fair value as determined by the Fund’s Pricing Committee, taking into account the relevant factors and surrounding circumstances using valuation policies and procedures approved by the Board. A security that has been fair valued by the Pricing Committee may be classified as Level 2 or 3 depending on the nature of the inputs.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

In accordance with the authoritative guidance on fair value measurements and disclosures under GAAP, the Fund discloses the fair value of its investments using a three-level hierarchy that classifies the inputs to valuation techniques used to measure the fair value. The hierarchy assigns Level 1 measurements to valuations based upon unadjusted quoted prices in active markets for identical assets, Level 2 measurements to valuations based upon other significant observable inputs, including adjusted quoted prices in active markets for identical assets, and Level 3 measurements to valuations based upon unobservable inputs that are significant to the valuation. Observable inputs are inputs that reflect the assumptions market participants would use in pricing the asset or liability, which are based on market data obtained from sources independent of the reporting entity. Unobservable inputs are inputs that reflect the reporting entity’s own assumptions about the assumptions market participants would use in pricing the asset or liability developed based on the best information available in the circumstances. A financial instrument’s level within the fair value hierarchy is based upon the lowest level of any input that is significant to the fair value measurement. The three-level hierarchy of inputs is summarized below:

Level 1 – quoted prices in active markets for identical investments;

Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, and credit risk); or

Level 3 – significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments).

A summary of standard inputs is listed below:

Security Type	Standard Inputs

Debt and other fixed-income securities	Reported trade data, broker-dealer price quotations, benchmark yields, issuer spreads on comparable securities, credit quality, yield, and maturity.

Forward foreign currency contracts	Forward exchange rate quotations.

Swap agreements	Market information pertaining to the underlying reference assets, i.e., credit spreads, credit event probabilities, fair values, forward rates, and volatility measures.

The following is a summary of the inputs used as of April 30, 2015 in valuing the Fund’s investments at fair value. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. Please refer to the Portfolio of Investments for a detailed breakout of the security types:

Investments, at Value	Level 1	Level 2	Level 3	Total
Fixed Income Investments
Corporate Bonds	$–	$18,142,804	$–	$18,142,804
Government Bonds	–	102,786,254	–	102,786,254
Total Fixed Income Investments	–	120,929,058	–	120,929,058
Short-Term Investment	–	1,793,000	–	1,793,000
Total Investments	$–	$122,722,058	$–	$122,722,058
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$54,276	$–	$54,276
Interest Rate Swap Agreements	–	7,457	–	7,457
Total Other Financial Instruments	$–	$61,733	$–	$61,733
Total Assets	$–	$122,783,791	$–	$122,783,791
Liabilities
Other Financial Instruments
Forward Foreign Currency Exchange Contracts	$–	$(189,123)	$–	$(189,123)
Interest Rate Swap Agreements	–	(625,551)	–	(625,551)
Total Liabilities	$–	$(814,674)	$–	$(814,674)

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

For movements between the Levels within the fair value hierarchy, the Fund has adopted a policy of recognizing transfers at the end of each period. During the six months ended April 30, 2015, there were no transfers between Levels 1, 2 or 3. For the six months ended April 30, 2015, there have been no significant changes to the fair valuation methodologies.

b. Repurchase Agreements:

The Fund may enter into repurchase agreements under the terms of a Master Repurchase Agreement. It is the Fund’s policy that its custodian/counterparty segregate the underlying collateral securities, the value of which exceeds the principal amount of the repurchase transaction, including accrued interest. The repurchase price generally equals the price paid by the Fund plus interest negotiated on the basis of current short-term rates. To the extent that any repurchase transaction exceeds one business day, the collateral is valued on a daily basis to determine its adequacy. Under the Master Repurchase Agreement, if the counterparty defaults and the value of the collateral declines, or if bankruptcy proceedings are commenced with respect to the counterparty of the security, realization of the collateral by the Fund may be delayed or limited. Repurchase agreements are subject to contractual netting arrangements with the counterparty, Fixed Income Clearing Corp. For additional information on the Fund’s repurchase agreement, see the Portfolio of Investments. The Fund held a repurchase agreement of $1,793,000 as of April 30, 2015. The value of the related collateral exceeded the value of the repurchase agreement at April 30, 2015.

c. Restricted Securities:

Restricted securities are privately-placed securities whose resale is restricted under U.S. securities laws. The Fund may invest in restricted securities, including unregistered securities eligible for resale without registration pursuant to Rule 144A and privately-placed securities of U.S. and non-U.S. issuers offered outside the U.S. without registration pursuant to Regulation S under the Securities Act of 1933, as amended (the “1933 Act”). Rule 144A securities may be freely traded among certain qualified institutional investors, such as the Fund, but resale of such securities in the U.S. is permitted only in limited circumstances.

d. Foreign Currency Translation:

Foreign securities, currencies, and other assets and liabilities denominated in foreign currencies are translated into U.S. Dollars at the exchange rate of said currencies against the U.S. Dollar, as of the Valuation Time, as provided by an independent pricing service approved by the Board. The Valuation Time is as of the close of regular trading on the New York Stock Exchange (usually 4:00 p.m. Eastern Time).

Foreign currency amounts are translated into U.S. Dollars on the following basis:

(i)	market value of investment securities, other assets and liabilities – at the exchange rates at the current daily rates of exchange; and

(ii)	purchases and sales of investment securities, income and expenses – at the rate of exchange prevailing on the respective dates of such transactions.

The Fund isolates that portion of the results of operations arising from changes in the foreign exchange rates due to the fluctuations in the market prices of the securities held at the end of the reporting period. Similarly, the Fund isolates the effect of changes in foreign exchange rates from the fluctuations arising from changes in the market prices of portfolio securities sold during the reporting period.

Net exchange gain/(loss) is realized from sales and maturities of portfolio securities, sales of foreign currencies, settlement of securities transactions, dividends, interest and foreign withholding taxes recorded on the Fund’s books. Net unrealized foreign exchange appreciation/(depreciation) includes changes in the value of portfolio securities and other assets and liabilities arising as a result of changes in the exchange rate. The net realized and unrealized foreign exchange gain/(loss) shown in the composition of net assets represents foreign exchange gain/(loss) for book purposes that may not have been recognized for tax purposes.

Foreign security and currency transactions may involve certain considerations and risks not typically associated with those of domestic origin, including unanticipated movements in the value of the foreign currency relative to the U.S. Dollar. Generally, when the U.S. Dollar rises in value against foreign currency, the Fund’s investments denominated in that currency will lose value because its currency is worth fewer U.S. Dollars; the opposite effect occurs if the U.S. Dollar falls in relative value.

e. Derivative Financial Instruments:

The Fund is authorized to use derivatives to manage currency risk, credit risk and interest rate risk and to replicate or as a substitute for physical securities. Losses may arise due to changes in the value of the contract or if the counterparty does not perform under the contract. The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of Assets and Liabilities.

Forward Foreign Currency Exchange Contracts:

A forward foreign currency exchange contract (“forward contract”) involves an obligation to purchase and sell a specific currency at a

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

future date, which may be any fixed number of days from the date of the contract agreed upon by the parties, at a price set at the time of the contract. Forward contracts are used to manage the Fund’s currency exposure in an efficient manner. They are used to sell unwanted currency exposure that comes with holding securities in a market, or to buy currency exposure where the exposure from holding securities is insufficient to give the desired currency exposure either in absolute terms or relative to the benchmark. The use of forward contracts allows the separation of decision-making between markets and their currencies. The forward contract is marked-to-market daily and the change in market value is recorded by the Fund as unrealized appreciation or depreciation. Forward contracts’ prices are received daily from an independent pricing provider. When the forward contract is closed, the Fund records a realized gain or loss equal to the difference between the value at the time it was opened and the value at the time it was closed. These realized and unrealized gains and losses are reported on the Statement of Operations. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts or from unanticipated movements in exchange rates. During the six months ended April 30, 2015, the Fund’s use of currency forwards contracts had a positive impact on performance, primarily due to hedging of the Australian and New Zealand dollar, Turkish lira, Colombian peso and Brazilian real positions.

While the Fund may enter into forward contracts to seek to reduce currency exchange rate risks, transactions in such contracts involve certain risks. The Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts and from unanticipated movements in exchange rates. Thus, while the Fund may benefit from such transactions, unanticipated changes in currency prices may result in a poorer overall performance for the Fund than if it had not engaged in any such transactions. Moreover, there may be imperfect correlation between the Fund’s portfolio holdings or securities quoted or denominated in a particular currency and forward contracts entered into by the Fund. Such imperfect correlation may prevent the Fund from achieving a complete hedge, which will expose the Fund to the risk of foreign exchange loss.

Forward contracts are subject to the risks that the counterparts to such contract will default on its obligations. Since a forward foreign currency exchange contract is not guaranteed by an exchange or clearing house, a default on the contract would deprive the Fund of unrealized profits, transaction costs or the benefits of a currency hedge or force the Fund to cover its purchase or sale commitments, if any, at the current market price.

Swaps:

A swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals based upon or calculated by reference to changes in specified prices or rates for a specified amount of an underlying asset or notional principal amount. The Fund will enter into swaps only on a net basis, which means that the two payment streams are netted out, with the Fund receiving or paying, as the case may be, only the net amount of the difference between the two payments. Risks may arise as a result of the failure of the counterparty to the swap contract to comply with the terms of the swap contract. The loss incurred by the failure of a counterparty is generally limited to the net interest payment to be received by the Fund, and/or the termination value at the end of the contract. Therefore, the Fund considers the creditworthiness of each counterparty to a swap contract in evaluating potential credit risk. Additionally, risks may arise from unanticipated movements in interest rates or in the value of the underlying reference asset or index. The Fund records unrealized gains/(losses) on a daily basis representing the value and the current net receivable or payable relating to open swap contracts. Net amounts received or paid on the swap contract are recorded as realized gains/(losses). Fluctuations in the value of swap contracts are recorded for financial statement purposes as unrealized appreciation or depreciation of swap contracts. Realized gains/(losses) from terminated swaps are included in net realized gains/(losses) on swap contracts transactions. During the six months ended April 30, 2015, the Fund used interest rate swaps as a tool to hedge the Fund’s leverage.

The Fund is a party to International Swap Dealers Association, Inc. Master Agreements (“ISDA Master Agreements”). These agreements are with select counterparties and they govern transactions, including certain over-the-counter derivative and foreign exchange contracts, entered into by the Fund and the counterparty. The ISDA Master Agreements maintain provisions for general obligations, representations, agreements, collateral, and events of default or termination. The occurrence of a specified event of termination may give a counterparty the right to terminate all of its contracts and affect settlement of all outstanding transactions under the applicable ISDA Master Agreement.

Certain swaps entered into after June 10, 2013, including some interest rate swaps, must be cleared pursuant to U.S. Commodity Futures Trading Commission (“CFTC”) regulations. As a result, these swaps can no longer be traded over-the-counter and are subject to various regulations and rules of the CFTC. The Fund currently holds one swap that was subject to mandatory clearing and did not enter into any new swaps subject to clearing during the reporting period. In a centrally cleared derivative transaction, the Fund typically enters

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

into the transaction with a financial institution counterparty, and performance of the transaction is effectively guaranteed by a central clearinghouse, thereby reducing or eliminating the Fund’s exposure to the credit risk of its original counterparty. The Fund will be required to post specified levels of margin with the clearinghouse or at the instruction of the clearinghouse; the margin required by a clearinghouse may be greater than the margin the Fund would be required to post in an uncleared transaction. Only a limited number of transactions are currently eligible for clearing.

Summary of Derivative Instruments:

The Fund may use derivatives for various purposes as noted above. The following is a summary of the fair value of Derivative Instruments, not accounted for as hedging instruments, as of April 30, 2015:

	Asset Derivatives		Liability Derivatives
	Period Ended April 30, 2015		Period Ended April 30, 2015
Derivatives not accounted for as hedging instruments and risk exposure	Statement of Assets and Liabilities Location	Fair Value	Statement of Assets and Liabilities Location	Fair Value
Interest rate swaps (interest rate risk)	Unrealized appreciation on over-the-counter interest rate swaps	$7,457	Unrealized depreciation on interest rate swaps	$–

Interest rate swaps (interest rate risk)*	Variation margin receivable for centrally cleared interest rate swaps	–	Variation margin payable for centrally cleared interest rate swaps	625,551

Forward foreign exchange contracts (foreign exchange risk)	Unrealized appreciation on forward currency exchange contracts	54,276	Unrealized depreciation on forward currency exchange contracts	189,123
Total		$61,733		$814,674

*	Includes cumulative appreciation/depreciation on exchange-traded swaps as reported in the Portfolio of Investments. Only current days variation margin is reported within the Statement of Assets and Liabilities.

Amounts listed as “–” are $0 or round to $0.

The Fund has transactions that may be subject to enforceable master netting agreements. A reconciliation of the gross amounts on the Statements of Assets and Liabilities to the net amounts by broker and derivative type, including any collateral received or pledged, is included in the following tables:

	Gross Amounts Not Offset in Statement of Assets & Liabilities
	Gross Amounts of Assets				Gross Amounts of Liabilities
Description	Financial Position	Financial Instruments	Collateral Received(1)	Net Amount(3)	Financial Position	Financial Instruments	Collateral Pledged(1)	Net Amount(3)
Forward foreign currency(2)
Citibank	$50,135	$(41,861)	$–	$8,274	$41,861	$(41,861)	$–	$–
JPMorgan Chase	4,141	(2,649)	–	1,492	2,649	(2,649)	–	–
State Street Bank & Trust Co.	–	–	–	–	144,613	–	–	144,613

Interest rate swaps(2)
Barclays	$7,457	$–	$–	$7,457	$–	$–	$–	$–
Citibank	–	–	–	–	625,551	–	(625,551)	–

(1)	In some instances, the actual collateral received and/or pledged may be more than the amount shown here due to overcollateralization.
(2)	Includes financial instrument (swaps and forwards) which are not subject to master netting agreement, or other another similar arrangement.
(3)	Net amounts represent the net receivable/(payable) that would be due from/to the counterparty in the event of default. Exposure from financial derivative instruments can only be netted across transactions governed under the same master agreement with the same legal entity.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

The Effect of Derivative Instruments on the Statement of Operations for the six months Ended April 30, 2015:

Derivatives Not Accounted for as Hedging Instruments Under Statement 133(a)	Location of Gain or (Loss) on Derivatives	Realized Gain or (Loss) on Derivatives	Change in Unrealized Appreciation/ Depreciation on Derivatives
	Realized/Unrealized Gain/(Loss) from Investments, Interest Rate Swaps and Foreign Currencies

Interest rate swaps (interest rate risk)		$(51,731)	$(794,058)

Forward foreign exchange contracts (foreign exchange risk)		694,217	(329,203)
Total		$642,486	$(1,123,261)

Information about derivatives reflected as of the date of this report is generally indicative of the type of activity for the six months ended April 30, 2015. The table below summarizes the weighted average values of derivatives holdings for the fund during the six months ended April 30, 2015.

Forward foreign exchange contracts (Average Notional Value)	Swap Contracts (Average Notional Value)
$16,238,905	$35,000,000

The Fund values derivatives at fair value, as described in the results of operations. Accordingly, the Fund does not follow hedge accounting even for derivatives employed as economic hedges.

f. Security Transactions, Investment Income and Expenses:

Security transactions are recorded on the trade date. Realized and unrealized gains/(losses) from security and currency transactions are calculated on the identified cost basis. Interest income and expenses are recorded on an accrual basis. Discounts and premiums on securities purchased are accreted or amortized on an effective yield basis over the estimated lives of the respective securities.

g. Distributions:

The Fund has a managed distribution policy to pay distributions from net investment income supplemented by net realized foreign exchange gains, net realized short-term capital gains and return of capital distributions, if necessary, on a monthly basis. The managed distribution policy is subject to regular review by the Board. The Fund will also declare and pay distributions at least annually from net realized gains on investment transactions and net realized foreign exchange gains, if any. Dividends and distributions to shareholders are recorded on the ex-dividend date.

Dividends and distributions to shareholders are determined in accordance with federal income tax regulations, which may differ from GAAP. These differences are primarily due to differing treatments for foreign currencies, loss deferrals and recognition of market discount and premium.

h. Federal Income Taxes:

The Fund for U.S. federal income purposes, the Fund is comprised of separately identifiable units called Qualified Business Units (“QBUs”) (see Internal Revenue Code (“IRC”) section 987). The Fund has operated with QBUs for U.S. federal income purposes since 1991. The home office is designated as the United States and the QBUs are Australia, Canada and the United Kingdom with functional currency of Australian dollar, Canadian dollar and British pound sterling, respectively. The securities held within the Fund reside within one of the QBUs or the home office depending on certain factors including geographic region. As an example, New Zealand and Indonesian securities reside within the Australian QBU. When sold, Australian dollar denominated securities within the Australian QBU generate capital gain/loss but not currency gain/loss, because the QBU’s functional currency is Australian dollar. When a New Zealand security is sold within the Australian QBU, the sale generates capital gain/loss as well as currency gain/loss from the currency exchange between the New Zealand dollar and the Australian dollar.

IRC section 987 states that currency gain/loss is generated when money is repatriated from a QBU to the home office. The currency gain/loss would result from the difference between the current exchange rate and the average exchange rate for the year during which money was originally contributed to the QBU from the home office. Based on the QBU structure, there may be sizable differences in the currency gain/loss recognized for U.S. federal income tax purposes and what is reported within the financial statements under

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

GAAP. Additionally, the Fund’s composition of the distributions to shareholder is calculated based on U.S. federal income tax requirements whereby currency gain/loss is characterized income and distributed as such. As of the Fund’s fiscal year-end, the calculation of the composition of distributions to shareholders is finalized and reported in the Fund’s annual report to shareholders.

The Fund intends to continue to qualify as a “regulated investment company” by complying with the provisions available to certain investment companies, as defined in Subchapter M of the Internal Revenue Code of 1986, as amended, and to make distributions of net investment income and net realized capital gains sufficient to relieve the Fund from all federal income taxes. Therefore, no federal income tax provision is required. Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

i. Foreign Withholding Tax:

Dividend and interest income from non-U.S. sources received by the Fund are generally subject to non-U.S. withholding taxes. In addition, the Fund may be subject to capital gains tax in certain countries in which it invests. The above taxes may be reduced or eliminated under the terms of applicable U.S. income tax treaties with some of these countries. The Fund accrues such taxes when the related income is earned.

j. Cash Flow Information:

The Fund invests in securities and distributes dividends from net investment income and net realized gains on investment and currency transactions which are paid in cash or are reinvested at the discretion of shareholders. These activities are reported in the Statements of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Cash includes domestic and foreign currency but does not include cash at brokers in segregated accounts for financial futures contracts because it is designated as collateral.

3. Agreements and Transactions with Affiliates

a. Investment Manager, Investment Adviser, and Investment Sub-Adviser:

Aberdeen Asset Management Asia Limited (the “Investment Manager”) serves as investment manager to the Fund, pursuant to a management agreement (the “Management Agreement”). Aberdeen

Asset Management Limited (the “Investment Adviser”) serves as the investment adviser and Aberdeen Asset Managers Limited (“AAML” or the “Sub-Adviser”), serves as the sub-adviser, pursuant to an advisory agreement and a sub-advisory agreement (the “Sub-Advisory agreement”) respectively. The Investment Manager, the Investment Adviser and the Sub-Adviser are wholly-owned subsidiaries of Aberdeen Asset Management PLC.

The Investment Manager makes investment decisions on behalf of the Fund on the basis of recommendations and information furnished to it by the Investment Adviser, including the selection of and the placement of orders with, brokers and dealers to execute portfolio transactions on behalf of the Fund. The Sub-Adviser manages the portion of the Fund’s assets that the Investment Manager allocates to it.

The Management Agreement provides the Investment Manager with a fee, payable monthly by the Fund, at the following annual rates: 0.65% of the Fund’s average weekly Managed Assets up to $200 million, 0.60% of Managed Assets between $200 million and $500 million, and 0.55% of Managed Assets in excess of $500 million. Managed Assets is defined in the Management Agreement as net assets plus the amount of any borrowings for investment purposes.

The Investment Manager pays fees to the Investment Adviser for its services rendered. The Investment Manager informed the Fund that it paid $120,322 to the Investment Adviser, with respect to the Fund, during the six months ended April 30, 2015. As compensation for its services under the sub-advisory agreement, the Sub-Adviser received $72,777 in sub-advisory fees, with respect to the Fund, during the six months ended April 30, 2015.

b. Fund Administration:

Aberdeen Asset Management Inc. (“AAMI”), an affiliate of the Investment Manager, Investment Adviser and Sub-Adviser, is the Fund’s Administrator, pursuant to an agreement under which AAMI receives a fee, payable monthly by the Fund, at an annual fee rate of 0.125% of the Fund’s average weekly Managed Assets up to $1 billion, 0.10% of the Fund’s average weekly Managed Assets between $1 billion and $2 billion, and 0.075% of the Fund’s average weekly Managed Assets in excess of $2 billion. For the six months ended April 30, 2015, AAMI earned $83,431 from the Fund for administration fees.

c. Investor Relations:

Under the terms of an Investor Relations Services Agreement, AAMI serves as the Fund’s investor relations services provider.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

Pursuant to the terms of the Investor Relations Services Agreement, AAMI provides, among other things, objective and timely information to shareholders based on publicly-available information; provides information efficiently through the use of technology while offering shareholders immediate access to knowledgeable investor relations representatives; develops and maintains effective communications with investment professionals from a wide variety of firms; creates and maintains investor relations communication materials such as fund manager interviews, films and webcasts, published white papers, magazine and articles and other relevant materials discussing the Fund’s investment results, portfolio positioning and outlook; develops and maintains effective communications with large institutional shareholders; responds to specific shareholder questions; and reports activities and results to the Board and management detailing insight into general shareholder sentiment.

For the six months ended April 30, 2015, the Fund incurred fees of approximately $55,346 for investor relations services. Effective January 1, 2015 these fees are capped at 5 basis points of the Fund’s average weekly Managed Assets per annum. For the six months ended April 30, 2015, AAMI did not waive any investor relations fees because the Fund did not reach the capped amount. Investor relations fees and expenses in the Statement of Operations include certain out-of-pocket expenses.

4. Investment Transactions

Purchases and sales of investment securities (excluding short-term securities) for the six months ended April 30, 2015, were $26,608,525 and $29,390,007, respectively.

5. Capital

The authorized capital of the Fund is 300 million shares of $0.001 par value common stock. During the six months ended April 30, 2015, the Fund repurchased 188,936 shares pursuant to its Open Market Repurchase Program, see Note 6 for further information. As of April 30, 2015, there were 9,006,624 shares of common stock issued and outstanding.

In January 2011, the Fund filed a “shelf” registration statement with the SEC, which permits the Fund to issue up to $60 million in shares of common stock through one or more public offerings, including at-the-market offerings (“ATM” offerings), provided that the registration statement is updated and certain performance conditions are met over a three year period. Shares are offered through ATM offerings only when market conditions are considered favorable. Such shares would only be issued when the premium to net asset value is greater than the costs associated with the transaction. Any proceeds raised through ATM offerings are used for investment purposes. There were no shares sold respectively through the ATM offering for the six months ended April 30, 2015 and fiscal year ended October 31, 2014. Offering costs were previously capitalized as a prepaid expense. Upon the expiration of the shelf registration statement, the remaining prepaid Offering Costs associated with this registration statement were expensed. These remaining Offering Costs are noted on the Statement of Operations.

6. Open Market Repurchase Program

On March 1, 2001, the Board approved a stock repurchase program. The Board amended the program on December 12, 2007. The stock repurchase program allows the Fund to repurchase up to 10% of its outstanding common stock in the open market during any 12-month period. The Fund reports repurchase activity on the Fund’s website on a monthly basis.

For the six months ended April 30, 2015 and fiscal year ended October 31, 2014, the Fund repurchased 188,396 shares and 208,590 shares, respectively, through this program.

7. Credit Facility

The Fund’s revolving credit loan facility with The Bank of Nova Scotia was renewed for a 3-year term on February 28, 2014. On November 26, 2014, the Fund paid down $5,000,000 of the revolving credit facility. For the six months ended April 30, 2015, the balance of the loan outstanding was $35,000,000, and the average interest rate on the loan facility was 1.22%. The average balance for the six months was $35,690,608. The interest expense is accrued on a daily basis and is payable to The Bank of Nova Scotia on a monthly basis.

The amounts borrowed from the loan facility may be invested to return higher rates than the rates in the Fund’s portfolio. However, the cost of leverage could exceed the income earned by the Fund on the proceeds of such leverage. To the extent that the Fund is unable to invest the proceeds from the use of leverage in assets which pay interest at a rate which exceeds the rate paid on the leverage, the yield on the Fund’s common stock will decrease. In addition, in the event of a general market decline in the value of assets in which the Fund invests, the effect of that decline will be magnified in the Fund because of the additional assets purchased with the proceeds of the leverage. Non-recurring expenses in connection with the implementation of the loan facility will reduce the Fund’s performance.

The Fund’s leveraged capital structure creates special risks not associated with unleveraged funds having similar investment objectives and policies. The funds borrowed pursuant to the loan facility may constitute a substantial lien and burden by reason of their prior claim against the income of the Fund and against the net

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (continued)

April 30, 2015

assets of the Fund in liquidation. The Fund is not permitted to declare dividends or other distributions in the event of default under the loan facility. In the event of a default under the loan facility, the lenders have the right to cause a liquidation of the collateral (i.e., sell portfolio securities and other assets of the Fund) and, if any such default is not cured, the lenders may be able to control the liquidation as well. The loan facility has a term of 365 days and is not a perpetual form of leverage; there can be no assurance that the loan facility will be available for renewal on acceptable terms, if at all. Bank loan fees and expenses included in the Statement of Operations include fees for the renewal of the loan facility as well as commitment fees for any portion of the loan facility not drawn upon at any time during the period. During the six months ended April 30, 2015, the Fund incurred fees of approximately $1,931.

The credit agreement governing the loan facility includes usual and customary covenants for this type of transaction. These covenants impose on the Fund asset coverage requirements, Fund composition requirements and limits on certain investments, such as illiquid investments, which are more stringent than those imposed on the Fund by the 1940 Act. The covenants or guidelines could impede the Investment Manager, Investment Adviser or Sub-Adviser from fully managing the Fund’s portfolio in accordance with the Fund’s investment objective and policies. Furthermore, non-compliance with such covenants or the occurrence of other events could lead to the cancellation of the loan facility. The covenants also include a requirement that the Fund maintain a net asset value of no less than $75,000,000.

The estimated fair value of the loan facility was calculated, for disclosure purposes, by discounting future cash flows by a rate equal to the current U.S. Treasury rate with an equivalent maturity date, the spread between the U.S. insurance and financial debt rate and the U.S. Treasury rate. The following table shows the maturity date, interest rate, notional/carrying amount and estimated fair value outstanding as of April 30, 2015.

Maturity Date	Interest Rate	Notional/ Carrying Amount	Estimated Fair Value
February 28, 2017	1.23%	$35,000,000	$34,614,135

8. Portfolio Investment Risks

a. Credit and Market Risk:

A debt instrument’s price depends, in part, on the credit quality of the issuer, borrower, counterparty, or underlying collateral and can decline in response to changes in the financial condition of the issuer, borrower, counterparty, or underlying collateral, or changes in specific or general market, economic, industry, political, regulatory, geopolitical, or other conditions. Funds that invest in high yield and emerging market instruments are subject to certain additional credit and market risks. The yields of high yield and emerging market debt obligations reflect, among other things, perceived credit risk. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk of not receiving timely and/or ultimate payment of interest and principal, greater market price volatility, and less liquid secondary market trading.

b. Interest Rate Risk:

The prices of fixed income securities respond to economic developments, particularly interest rate changes, as well as to perceptions about the creditworthiness of individual issuers, including governments. Generally, the Fund’s fixed income securities will decrease in value if interest rates rise and vice versa, and the volatility of lower-rated securities is even greater than that of higher-rated securities. Also, longer-term securities are generally more volatile, so the average maturity or duration of these securities affects risk.

The Fund may be subject to a greater risk of rising interest rates due to current period of historically low rates and the effect of potential government fiscal policy initiatives and resulting market reaction to those initiatives.

c. Risks Associated with Foreign Securities and Currencies:

Investments in securities of foreign issuers carry certain risks not ordinarily associated with investments in securities of U.S. issuers. These risks include future political and economic developments, and the possible imposition of exchange controls or other foreign governmental laws and restrictions. In addition, with respect to certain countries, there is the possibility of expropriation of assets, confiscatory taxation, and political or social instability or diplomatic developments, which could adversely affect investments in those countries.

Certain countries also may impose substantial restrictions on investments in their capital markets by foreign entities, including restrictions on investments in issuers of industries deemed sensitive to relevant national interests. These factors may limit the investment opportunities available and result in a lack of liquidity and high price volatility with respect to securities of issuers from developing countries. Foreign securities may also be harder to price than U.S. securities. Foreign securities may also be harder to price than U.S. securities.

Aberdeen Global Income Fund, Inc.

Notes to Financial Statements (unaudited) (concluded)

April 30, 2015

d. Focus Risk:

The Fund may have elements of risk not typically associated with investments in the United States due to focused investments in a limited number of countries or regions subject to foreign securities or currencies risks. Such focused investments may subject the Fund to additional risks resulting from political or economic conditions in such countries or regions and the possible imposition of adverse governmental laws or currency exchange restrictions could cause the securities and their markets to be less liquid and their prices to be more volatile than those of comparable U.S. securities.

9. Contingencies

In the normal course of business, the Fund may provide general indemnifications pursuant to certain contracts and organizational documents. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund, and therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Tax Information

The U.S. federal income tax basis of the Fund’s investments and the net unrealized appreciation as of April 30, 2015 were as follows:

Tax Basis of Investments	Appreciation	Depreciation	Net Unrealized Appreciation
$117,957,159	$6,898,278	$(2,133,379)	$4,764,899

11. Recent Accounting Pronouncements

In June 2014, the Financial Accounting Standards Board issued guidance to improve the financial reporting of repurchase agreements and other similar transactions. The guidance includes expanded disclosure requirements for entities that enter into repurchase agreements and similar transactions accounted for as secured borrowings. The guidance is effective for financial statements with fiscal years beginning on or after December 15, 2014 and interim periods within those fiscal years. Management is evaluating the impact, if any, of this guidance on the Fund’s financial statement disclosures.

12. Subsequent Events

Management has evaluated the need for disclosures and/or adjustments resulting from subsequent events through the date the Financial Statements were issued. Based on this evaluation, no disclosures or adjustments were required to the Financial Statements as of April 30, 2015 other than those listed below.

On May 11, 2015 and June 9, 2015, the Fund announced that it will pay on May 29, 2015 and June 29, 2015, a distribution of $0.07 per share to all shareholders of record as of May 22, 2015 and June 22, 2015, respectively.

Aberdeen Global Income Fund, Inc.

Supplemental Information (unaudited)

Results of Annual Meeting of Shareholders

The Annual Meeting of Shareholders was held on Thursday, March 26, 2015 at 712 Fifth Avenue, 49th Floor, New York, New York. The description of the proposals and number of shares voted at the meeting are as follows:

1. To elect two Class II directors to the Board of Directors to serve until the 2018 Annual Meeting of Shareholders:

	Votes For	Votes Withheld
William J. Potter	7,649,424	250,980
Peter D. Sacks	7,650,424	249,980

Directors whose term of office continued beyond this meeting are as follows: Martin J. Gilbert, P. Gerald Malone, Neville J. Miles and John T. Sheehy.

Aberdeen Global Income Fund, Inc.

Corporate Information

Directors

P. Gerald Malone, Chairman

Martin J. Gilbert

Neville J. Miles

William J. Potter

Peter D. Sacks

John T. Sheehy

Officers

Christian Pittard, President

Jeffrey Cotton, Chief Compliance Officer and Vice President, Compliance

Sofia Rosala, Deputy Chief Compliance Officer and Vice President

Megan Kennedy, Vice President and Secretary

Andrea Melia, Treasurer and Principal Accounting Officer

Kevin Daly, Vice President

Martin J. Gilbert, Vice President

Alan Goodson, Vice President

Bev Hendry, Vice President

Adam McCabe, Vice President

Nicholas Bishop, Vice President

Jennifer Nichols, Vice President

Patrick O’Donnell, Vice President

Kenneth Akintewe, Vice President

Victor Rodriguez, Vice President

Lucia Sitar, Vice President

Sharon Ferrari, Assistant Treasurer

Matthew Keener, Assistant Secretary

Investment Manager

Aberdeen Asset Management Asia Limited

21 Church Street

#01-01 Capital Square Two

Singapore 049480

Investment Adviser

Aberdeen Asset Management Limited

Level 6, 201 Kent Street

Sydney, NSW 2000, Australia

Investment Sub-Adviser

Aberdeen Asset Managers Limited

Bow Bells House, 1 Bread Street

London United Kingdom

EC4M 9HH

Administrator

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

Custodian

State Street Bank and Trust Company

1 Iron Street 5th Floor

Boston, MA 02210

Transfer Agent

Computershare Trust Company, N.A.

P.O. Box 30170

College Station, TX 77842

Independent Registered Public Accounting Firm

KPMG LLP

1601 Market Street

Philadelphia, PA 19103

Legal Counsel

Willkie Farr & Gallagher LLP

787 Seventh Ave

New York, NY 10019

Investor Relations

Aberdeen Asset Management Inc.

1735 Market Street, 32nd Floor

Philadelphia, PA 19103

1-800-522-5465

InvestorRelations@aberdeen-asset.com

Aberdeen Asset Management Asia Limited

The accompanying Financial Statements as of April 30, 2015 were not audited and accordingly, no opinion is expressed thereon.

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may purchase, from time to time, shares of its common stock in the open market.

Shares of Aberdeen Global Income Fund, Inc. are traded on the NYSE MKT Equities Exchange under the symbol “FCO”. Information about the Fund’s net asset value and market price is available at www.aberdeenfco.com.

This report, including the financial information herein, is transmitted to the shareholders of Aberdeen Global Income Fund, Inc. for their general information only. It does not have regard to the specific investment objectives, financial situation and the particular needs of any specific person. Past performance is no guarantee of future returns.

Aberdeen’s Investor Relations Services We invite you to enroll today.

As part of Aberdeen’s commitment to shareholders, we invite you to visit the Fund on the web at www.aberdeenfco.com. From this page, you can view monthly fact sheets, portfolio manager commentary, distribution and performance information, updated daily fact sheets courtesy of Morningstar®, portfolio charting, and other timely data.

Enroll today

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information regarding your investments.

Please visit Aberdeen’s award-winning Closed-End Fund Talk

Channel, where a series of fund manager webcasts and short

films are posted. Visit Aberdeen’s Closed-End Fund Talk Channel at www.aberdeen-asset.us/aam.nsf/usClosed/aberdeentv.

Contact us:

1. Enroll in Investor Relations services at:

http://www.aberdeen-asset.us/aam.nsf/usclosed/email

2. Call us toll free at 1-800-522-5465 in the U.S.,

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4. Visit www.aberdeen-asset.us/cef

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versions of important Fund documents including annual reports,

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Aberdeen’s Asia Pacific Closed-End Funds

When you invest halfway around the world, it’s good to know someone is there aiming to locate quality investments for you.

At Aberdeen, our equity teams make a point of meeting every company in whose shares we might look to invest. From Japan to Singapore, from China to Vietnam, we go wherever is required to get to know companies on-the-ground, face-to-face. Which is how we have built a strong record of investing in quality Asian companies.

We believe the Asia-Pacific region represents one of the world’s strongest growing economic regions and the prospects for income and appreciation have rarely looked better.

Speak with your financial advisor or wealth manager today about potential Asian investment opportunities.

For more information, contact our Investor Relations team at 800-522-5465 or e-mail us at Investor Relations@aberdeen-asset.com.

www.aberdeen-asset.us/cef

Closed-end funds are traded on the secondary market through one of the stock exchanges. The Fund’s investment return and principal value will fluctuate so that an investor’s shares may be worth more or less than the original cost. Shares of closed-end funds may trade above (a premium) or below (a discount) the net asset value (NAV) of the fund’s portfolio. There is no assurance that the Fund will achieve its investment objective. Past performance does not guarantee future results. Foreign securities are more volatile, harder to price and less liquid than U.S. securities. They are subject to different accounting and regulatory standards, and political and economic risks. These risks may be enhanced in emerging market countries. Concentrating investments in the Asia-Pacific region subjects the fund to more volatility and greater risk of loss than geographically diverse funds.

Aberdeen Asset Management (AAM) is the marketing name in the U.S. for the following affiliated, registered investment advisers: Aberdeen Asset Management Inc., Aberdeen Asset Managers Ltd, Aberdeen Asset Management Ltd and Aberdeen Asset Management Asia Ltd, each of which is wholly owned by Aberdeen Asset Management PLC. “Aberdeen” is a U.S. registered service trademark of Aberdeen Asset Management PLC.

FCO – SEMI-ANNUAL

Item 2. Code of Ethics.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 3. Audit Committee Financial Expert.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 4. Principal Accountant Fees and Services.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 5. Audit Committee of Listed Registrants.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 6. Schedule of Investments.

(a) Schedule of Investments in securities of unaffiliated issuers as of close of the reporting period is included as part of the Report to Shareholders filed under Item 1 of this Form N-CSR.

(b) Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

This item is inapplicable to semi-annual report on Form N-CSR.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

(a)   Not applicable to semi-annual report on Form N-CSR.

(b)   During the period ended April 30, 2015, there were no changes in the Portfolio Managers.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares Purchased	(b) Average Price Paid per Share	(c) Total Number of Shares Purchased as Part of Publicly Announced Plans or Programs [1]	(d) Maximum Number of Shares That May Yet Be Purchased Under the Plans or Programs [1]
November 1, 2014 through November 30, 2014	None	None	None	919,562
December 1, 2014 through December 31, 2014	51,397	$9.72	51,397	868,165
January 1, 2015 through January 31, 2015	48,503	$9.64	48,503	819,662

February 1, 2015 through February 28, 2015	29,800	$9.44	29,800	789,862
March 1, 2015 through March 31, 2015	26,000	$9.27	26,000	763,862
April 1, 2015 through April 30, 2015	33,236	$9.42	33,236	730,626
Total	188,936	$9.54	188,936	-

1 The Registrant’s stock repurchase program was announced on March 19, 2001 and further amended by the Registrant’s Board of Directors on December 12, 2007. Under the terms of the current program, the Registrant is permitted to repurchase up to 10% of its outstanding shares of common stock, par value $.01 per share, on the open market during any 12 month period.

Item 10. Submission of Matters to a Vote of Security Holders.

During the period ended April 30, 2015, there were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors.

Item 11. Controls and Procedures.

(a)

The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940 (the “Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a3(b)) and Rule 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d15(b)).

(b)

There were no changes in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d))) that occurred during the Registrant’s last fiscal half-year that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the Act and section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(c)	A copy of the Registrant’s notices to stockholders, which accompanied distributions paid, pursuant to the Registrant’s Managed Distribution Policy since the Registrant’s last filed N-CSR, are filed herewith as Exhibits 12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5) and 12(c)(6), as required by the terms of the Registrant’s SEC exemptive order.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the Registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Aberdeen Global Income Fund, Inc.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 2, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the Registrant and in the capacities and on the dates indicated.

By:	/s/ Christian Pittard
Christian Pittard,
Principal Executive Officer of
Aberdeen Global Income Fund, Inc.

Date: July 2, 2015

By:	/s/ Andrea Melia
Andrea Melia,
Principal Financial Officer of
Aberdeen Global Income Fund, Inc.

Date: July 2, 2015

EXHIBIT LIST

12(a)(2) – Rule 30a-2(a) Certifications

12(b) – Rule 30a-2(b) Certifications

12(c)(1), 12(c)(2), 12(c)(3), 12(c)(4), 12(c)(5) and 12(c)(6) - Distribution notice to stockholders